UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 11, 2022

Celsion Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15911	52-1256615
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

997 Lenox Drive, Suite 100, Lawrenceville, NJ	08648
(Address of Principal Executive Offices)	(Zip Code)

(609) 896-9100

Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CLSN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 5.03 and 8.01 of this Current Report are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in Celsion Corporation’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2022 (the “Prior Form 8-K”), the Company conducted concurrent offerings of shares of its Series A Convertible Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), and its Company’s Series B Convertible Redeemable Preferred Stock, par value $0.01 per share (the “Series B Preferred Stock”). In connection with the offerings, on and effective January 11, 2022, the Company filed with the Secretary of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Series A Preferred Stock designating 50,000 shares as Series A Preferred Stock and designating the rights, preferences and limitations of such shares of Series A Preferred Stock. Also on and effective January 11, 2022, the Company filed with the Secretary of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of the Series B Preferred Stock designating 50,000 shares as Series B Preferred Stock and designating the rights, preferences and limitations of such shares of Series B Preferred Stock.

The description of the preferences, rights and limitations of each of the Series A Preferred Stock and the Series B Preferred Stock contained in Item 1.01 of the Prior Form 8-K is hereby incorporated by reference.

Item 8.01 Other Events

On January 13, 2022, the Company issued a press release announcing the completion of the offerings of 50,000 shares of Series A Preferred Stock and 50,000 shares of Series B Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Redeemable Preferred Stock, incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K filed with the SEC on January 11, 2022 (File No. 001-15911)
3.2	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Redeemable Preferred Stock, incorporated by reference to Exhibit 3.2 to the Company’s Form 8-K filed with the SEC on January 11, 2022 (File No. 001-15911)
99.1	Press Release of Celsion Corporation dated January 13, 2022 announcing the closing of the Offerings
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSION CORPORATION

Date: January 14, 2022	By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Executive Vice President
and Chief Financial Officer